UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Report of Event occurring on March 14, 2000

Commission File No.  33-55254-42
                     -----------


                        QUANTITATIVE METHODS CORPORATION

            NEVADA                                        87-0485310
-------------------------------          ---------------------------
(State or other jurisdiction              (I.R.S. Employer Identification of
incorporation or organization)                Number)

203-6200 Taschereau Blvd. East
Brossard, (Quebec) Canada                                     J4W 3J8
--------------------------------------------         ----------------
(Address of principal executive offices)             (Postal Code)

Registrant's telephone number, including area code:  (888)713-2222

                                 AMENDMENT NO. 1

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated January 12, 1999 as set forth in the pages attached hereto:

         Attached are audited financial statements of the registrant's Canadian Subsidiary as of January 1, 1999 and June 30, 1998 and 1997. The financial statements are presented in Canadian dollars. Pro forma information is not presented as it would essentially be the same as the subsidiary's financial information. The Company had no activity for the periods presented other than payment of a $75,000 fee (about 115,000 Canadian) in late December 1998 as a consulting fee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                           Quantitative Methods Corporation
                                                          (Registrant)

Date:    March 14, 2000           By:  _______________________________
                                                    Robert L. Seaman
                                                    President

AUDITORS' REPORT






To the Shareholders of
LES ENTREPRISES SOFTGUARD INC.


We have audited the balance sheet of LES ENTREPRISES SOFTGUARD INC. as at January 1, 1999 and the statement of income and deficit and the statement of changes in financial position for the 6 month period ended on January 1, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at January 1, 1999, the results of its operations and the changes in its financial position for the 6 month period then ended in accordance with generally accepted accounting principles.






Bourassa Boyer
Chartered Accountants


Vaudreuil-Dorion, March 12, 1999

                                                                             2
LES ENTREPRISES SOFTGUARD INC.

INCOME AND DEFICIT
6 month period ended on January 1, 1999


                                                                                     January 1                       June 30
                                                                                       1 9 9 9                       1 9 9 8
                                                                                    (6 months)                   (12 months)

SALES                                                                   $                   --        $                   --

ADMINISTRATIVE EXPENSES
   Professional fees                                                                    29,196                        20,384
   Consulting                                                                           27,997                        21,202
   Salaries and fringe benefits                                                         12,745                        69,756
   Rent                                                                                 10,718                        26,438
   Travelling and business promotion                                                     7,993                        19,354
   Office expenses                                                                       4,998                         5,559
   Research and development                                                              4,966                        25,777
   Telephone and communication                                                           4,430                        17,593
   Insurance, taxes and licences                                                         2,536                         1,663
   Interest on long-term debt                                                            2,486                         4,377
   Interest and bank charges                                                             2,018                        21,508
   Interest on bank loan                                                                 1,044                         2,347
   Car expenses                                                                            986                         7,003
   Loss on disposal of investment                                                       34,845                            --
   Depreciation of fixed assets                                                         11,865                        27,437
   Depreciation of deferred expenses                                                     3,720                         4,745
   Decrease in value of software development costs                                          --                       172,682
                                                                              ----------------              ----------------

                                                                                       162,543                       447,825
                                                                              ----------------              ----------------

LOSS BEFORE INCOME TAXES                                                               162,543                       447,825

INCOME TAXES
   Deferred                                                                                 --             (          20,000 )
                                                                              ----------------              ----------------


NET LOSS                                                                               162,543                       427,825

DEFICIT AT BEGINNING                                                                 1,159,577                       731,752
                                                                              ----------------              ----------------

DEFICIT AT END                                                          $            1,322,120        $            1,159,577

                                                                              ================              ================

                                                                              3
LES ENTREPRISES SOFTGUARD INC.

BALANCE SHEET
As at January 1, 1999

                                                                                    January 1                       June 30
                                                                                      1 9 9 9                       1 9 9 8
                                   A S S E T S
CURRENT
   Cash                                                                $                1,395        $                   --
   Accounts receivable                                                                 23,490                            --
   Income taxes recoverable                                                           355,005                       333,638
   Prepaid expenses                                                                     5,620                         8,790
                                                                             ----------------               ---------------

                                                                                      385,510                       342,428

FIXED ASSETS (note 3)                                                                  66,259                        77,334

DEFERRED EXPENSES (note 4)                                                             37,099                        16,998
                                                                             ----------------               ---------------

                                                                       $              488,868        $              436,760

                                                                             ================               ===============

                              L I A B I L I T I E S
CURRENT
   Bank indebtedness                                                   $                   --        $               20,920
   Bank loan (note 5)                                                                  25,000                        26,000
   Accounts payable and accrued liabilities                                           152,689                       191,582
   Current portion of long-term debt                                                   33,333                        47,222
                                                                             ----------------               ---------------

                                                                                      211,022                       285,724

LONG-TERM DEBT (note 6)                                                               133,606                         8,716
                                                                             ----------------               ---------------

                                                                                      344,628                       294,440
                                                                             ----------------               ---------------

                              SHAREHOLDERS' EQUITY

CAPITAL STOCK (note 7)                                                              1,466,360                     1,301,897

DEFICIT                                                                    (        1,322,120 )           (       1,159,577 )
                                                                             ----------------               ---------------

                                                                                      144,240                       142,320
                                                                             ----------------               ---------------

                                                                       $              488,868        $              436,760

                                                                             ================               ===============

ON BEHALF OF THE BOARD
_____________________________________________, director

_____________________________________________, director

CHANGES IN FINANCIAL POSITION                                                 4
6 month period ended on January 1, 1999


                                                                                     January 1                       June 30
                                                                                       1 9 9 9                       1 9 9 8
                                                                                    (6 months)                   (12 months)

OPERATING ACTIVITIES
   Net loss                                                             $   (          162,543)       $    (         427,825 )
   Items not affecting cash
     Loss on disposal of investment                                                     34,845                            --
     Depreciation of fixed assets and deferred expenses                                 15,585                        32,182
     Decrease in value of software development costs                                        --                       172,682
     Deferred income taxes                                                                  --             (          20,000 )
                                                                              ----------------              ----------------

                                                                            (          112,113)            (         242,961 )

   Changes in non-cash working capital items                                (           80,580)                      108,480
                                                                              ----------------              ----------------

                                                                            (          192,693)            (         134,481 )
                                                                              ----------------              ----------------

INVESTING ACTIVITIES
   Acquisition of investment                                                (          100,747)                           --
   Proceeds of disposal of investment                                                   65,902                            --
   Acquisition of fixed assets and deferred expenses                        (           24,611)            (          23,579 )
                                                                              ----------------              ----------------

                                                                            (           59,456)            (          23,579 )
                                                                              ----------------              ----------------

FINANCING ACTIVITIES
   Variation of advances from a shareholder                                            133,224             (         630,319 )
   Repayment of long-term debt                                              (           22,223)            (          79,124 )
   Net proceeds on issuance of shares                                                  164,463                       860,897
                                                                              ----------------              ----------------

                                                                                       275,464                       151,454
                                                                              ----------------              ----------------


INCREASE (DECREASE) IN CASH                                                             23,315             (           6,606 )

CASH POSITION AT BEGINNING                                                  (           46,920)            (          40,314 )
                                                                              ----------------              ----------------

CASH POSITION AT END                                                    $   (           23,605)       $    (          46,920 )

                                                                              ================              ================

The cash position is represented by cash and bank loan.

                                                                              5
LES ENTREPRISES SOFTGUARD INC.

NOTES TO FINANCIAL STATEMENTS
6 month period ended on January 1, 1999




1.       STATUS AND NATURE OF ACTIVITIES

         The Company, incorporated under the Canada Business Corporations Act, is developing computer software and internet services.



2.       SIGNIFICANT ACCOUNTING POLICIES

         Fixed assets

         Fixed assets are accounted for at cost and depreciated according to the following methods and annual rates :

            Computer equipment                  Declining            30   %
            Computer software                   Declining            30   %
            Furniture and fixtures              Declining            20   %
            Office equipment                    Declining            20   %
            Leasehold improvements              Straight-line        33   %

         Deferred expenses

         Deferred expenses are accounted for at cost and depreciated according to the straight-line method at an annual rate of 20 %.



3.       FIXED ASSETS

                                                                                      January 1             June 30
                                                               Accumulated              1 9 9 9             1 9 9 8
                                             Cost             depreciation                            Net value
                                       ---------------     ---------------      ---------------     ---------------

         Computer equipment            $       111,280     $        60,997      $        50,283      $       58,612
         Computer software                       8,841               4,989                3,852               4,170
         Furniture and fixtures                  7,196               3,481                3,715               4,128
         Office equipment                       14,536               6,127                8,409               9,343
         Leasehold improvements                  6,487               6,487                  --                1,081
                                       ---------------     ---------------      ---------------     ---------------

                                       $       148,340     $        82,081      $        66,259      $       77,334
                                       ===============     ===============      ===============     ===============

                                                                             6
LES ENTREPRISES SOFTGUARD INC.

NOTES TO FINANCIAL STATEMENTS
6 month period ended on January 1, 1999




4.       DEFERRED EXPENSES

                                                                                      January 1             June 30
                                                               Accumulated              1 9 9 9             1 9 9 8
                                             Cost             depreciation                            Net value
                                       ---------------     ---------------      ---------------     ---------------


         Patent and trademark          $        45,114     $        10,815      $        34,299      $       13,798
         Other                                   4,000               1,200                2,800               3,200
                                       ---------------     ---------------      ---------------     ---------------

                                       $        49,114     $        12,015      $        37,099      $       16,998
                                       ===============     ===============      ===============     ===============




5.       BANK LOAN

         Bank loan authorized at $ 25,000, preferential bank rate plus 1 %.



6.       LONG-TERM DEBT

                                                                                      January 1             June 30
                                                                                        1 9 9 9             1 9 9 8
         Loan,  prime rate plus 3 %,  payable  until  September  1999 by monthly instalments  of $ 2,778,  secured by  equipment,  accounts  receivable, patent and trademark
         with a net book value of $ 479,053                                     $        33,333      $       55,556

         Advances  from  a  shareholder,  without  interest nor
         repayment terms                                                                133,606                 382
                                                                                ---------------      --------------

                                                                                        166,939              55,938

         Current portion of long-term debt                                               33,333              47,222
                                                                                ---------------      --------------

                                                                                $       133,606      $        8,716
                                                                                ===============      ==============


                                                                              7
LES ENTREPRISES SOFTGUARD INC.

NOTES TO FINANCIAL STATEMENTS
6 month period ended on January 1, 1999




7.       CAPITAL STOCK

         Authorized

         Unlimited number of Class A common shares, with voting rights, participating, dividend at directors' discretion, without par value.

         Unlimited number of Class B preferred shares, without voting rights, participating, dividend at directors' discretion, redeemable at paid-up capital, without par value.

         Unlimited number of Class C preferred shares, with voting rights of 100
         votes  per  share,   non-   participating,   without  dividend  rights,
         redeemable at paid-up capital, without par value.

         Unlimited number of Class D preferred shares, without voting rights, non-participating, non- cumulative monthly dividend of 1 % on the redemption price, redeemable at paid-up capital, without par value.

         Unlimited number of Class E preferred shares, without voting rights, non-participating, non- cumulative monthly dividend of 0.75 % on the redemption price, redeemable at paid-up capital, without par value.

         Unlimited number of Class F preferred shares, without voting rights, non-participating, cumulative dividend at Canada's Bank prime rate at the beginning of the fiscal year on the redemption price, redeemable at paid-up capital, without par value.

                                                                                      January 1              June 30
                                                                                        1 9 9 9              1 9 9 8
         Issued and fully paid
           7,650,000  Class A common shares (1,000,000 in 1998)                 $       165,463      $         1,000
           1,300,897  Class D preferred shares                                        1,300,897            1,300,897
                                                                                ---------------      ---------------

                                                                                $     1,466,360      $     1,301,897
                                                                                ===============      ===============


         Issuance of shares

         During the year, the Company has issued 6,650,000 Class A shares for a total consideration of $ 164,463.

                                                                              8
LES ENTREPRISES SOFTGUARD INC.

NOTES TO FINANCIAL STATEMENTS
6 month period ended on January 1, 1999




8.       INCOME TAXES

         The Company has accumulated losses for income tax purposes from which the tax benefit is not recorded in the financial statements. These losses are available to reduce income taxes in future years no later than :

                                            Federal           Provincial
                                    ---------------      ---------------

                  January 2003      $       259,594      $       259,594
                  January 2004              491,949              491,949
                  January 2005              215,730              215,730
                  January 2006              105,698              105,698
                                    ---------------      ---------------
                                    $     1,072,971      $     1,072,971
                                    ===============      ===============

         The Company has also accumulated some scientific research and experimental development expenditures available to reduce income taxes in future years for an amount of $ 220,911 at Federal level and $ 537,825 at Provincial level.



9.       SCIENTIFIC RESEARCH AND EXPERIMENTAL DEVELOPMENT TAX CREDIT

         During the year, the Company claimed research and development tax credit for an amount of $ 21,661, accounted for in reduction of the research and development expenditures in the income statement. This amount has yet to be assessed by the fiscal authorities.



10.      COMMITMENTS

         a) The Company has entered into a sub-lease agreement, expiring in June 1999, representing a commitment of $ 10,860; and

         b) the Company has provided a movable hypothec without delivery in favour of the lessor for an amount of $ 25,000.



11.      CONTINGENCY

         The Company is a defendant in a legal action that have occured in the normal course of its operations for an amount of $ 32,059.

                                                                              9
LES ENTREPRISES SOFTGUARD INC.

NOTES TO FINANCIAL STATEMENTS
6 month period ended on January 1, 1999




12.      FINANCIAL INSTRUMENT

         Interest rate risk

         The Company is exposed to interest rate risk on the bank loan and the long-term debt. Changes in the interest rate of 1 % would not have a significant effect on the net loss, deficit or financial position of the Company.



13.      UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

         The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

AUDITORS' REPORT






To the Shareholders of
LES ENTREPRISES SOFTGUARD INC.


We have audited the balance sheet of LES ENTREPRISES SOFTGUARD INC. as at June 30, 1998 and the statement of income and deficit and the statement of changes in financial position for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 1998 and the results of its operations and the changes in its financial position for the year then ended in accordance with generally accepted accounting principles.






Bourassa Boyer
Chartered Accountants


Vaudreuil-Dorion, March 12, 1999

                                                                             2
LES ENTREPRISES SOFTGUARD INC.

INCOME AND DEFICIT
Year ended June 30, 1998




                                                                                       1 9 9 8                       1 9 9 7
                                                                                                                 (unaudited)

SALES                                                                   $                   --        $                   --
                                                                              ----------------              ----------------

ADMINISTRATIVE EXPENSES
   Salaries and fringe benefits                                                         69,756                       138,888
   Rent                                                                                 26,438                        21,720
   Research and development                                                             25,777                            --
   Interest and bank charges                                                            21,508                        12,972
   Consulting                                                                           21,202                       124,412
   Professional fees                                                                    20,384                        26,604
   Travelling and business promotion                                                    19,354                        43,159
   Telephone and communication                                                          17,593                        19,592
   Car expenses                                                                          7,003                        12,227
   Office expenses                                                                       5,559                        16,832
   Interest on long-term debt                                                            4,377                        10,966
   Interest on bank loan                                                                 2,347                         1,126
   Insurance, taxes and licences                                                         1,663                         7,949
   Depreciation of fixed assets                                                         27,437                        26,803
   Depreciation of deferred expenses                                                     4,745                           173
   Decrease in value of software development costs                                     172,682                            --
                                                                              ----------------              ----------------

                                                                                       447,825                       463,423
                                                                              ----------------              ----------------

LOSS BEFORE INCOME TAXES                                                               447,825                       463,423

INCOME TAXES
   Deferred                                                                 (           20,000)                           --
                                                                              ----------------              ----------------


NET LOSS                                                                               427,825                       463,423

DEFICIT AT BEGINNING                                                                   731,752                       268,329
                                                                              ----------------              ----------------

DEFICIT AT END                                                          $            1,159,577        $              731,752

                                                                              ================              ================


                                                                              3
LES ENTREPRISES SOFTGUARD INC.

BALANCE SHEET
As at June 30, 1998

                                                                                      1 9 9 8                       1 9 9 7
                                                                                                                (unaudited)
                                   A S S E T S
CURRENT
   Income taxes recoverable                                                $          333,638        $              305,453
   Prepaid expenses                                                                     8,790                         4,706
                                                                             ----------------               ---------------

                                                                                      342,428                       310,159

FIXED ASSETS (note 3)                                                                  77,334                        84,264

SOFTWARE DEVELOPMENT COSTS                                                                 --                       172,682

DEFERRED EXPENSES (note 4)                                                             16,998                        18,671
                                                                             ----------------               ---------------

                                                                       $              436,760        $              585,776

                                                                             ================               ===============

                              L I A B I L I T I E S
CURRENT
   Bank indebtedness                                                   $               20,920        $               11,314
   Bank loan (note 5)                                                                  26,000                        29,000
   Accounts payable and accrued liabilities                                           191,582                        70,833
   Current portion of long-term debt                                                   47,222                        93,013
                                                                             ----------------               ---------------

                                                                                      285,724                       204,160

LONG-TERM DEBT (note 6)                                                                 8,716                       672,368
                                                                             ----------------               ---------------

                                                                                      294,440                       876,528
                                                                             ----------------               ---------------

                        SHAREHOLDERS' EQUITY (DEFICIENCY)

CAPITAL STOCK (note 7)                                                              1,301,897                       441,000

DEFICIT                                                                    (        1,159,577 )           (         731,752 )
                                                                             ----------------               ---------------

                                                                                      142,320             (         290,752 )
                                                                             ----------------               ---------------

                                                                       $              436,760        $              585,776

                                                                             ================               ===============

ON BEHALF OF THE BOARD
                                             , director
---------------------------------------------
                                             , director
---------------------------------------------

                                                                              4
LES ENTREPRISES SOFTGUARD INC.

CHANGES IN FINANCIAL POSITION
Year ended June 30, 1998




                                                                                       1 9 9 8                       1 9 9 7
                                                                                                                 (unaudited)
OPERATING ACTIVITIES
   Net loss                                                             $   (          427,825)       $    (         463,423 )
   Items not affecting cash
     Depreciation of fixed assets and deferred expenses                                 32,182                        26,976
     Decrease in value of software development costs                                   172,682                            --
     Deferred income taxes                                                  (           20,000)                           --
                                                                              ----------------              ----------------

                                                                            (          242,961)            (         436,447 )

   Changes in non-cash working capital items                                           108,480             (         188,595 )
                                                                              ----------------              ----------------

                                                                            (          134,481)            (         625,042 )
                                                                              ----------------              ----------------

INVESTING ACTIVITIES
   Acquisition of fixed assets                                              (           23,579)            (          48,593 )
   Investment tax credit                                                                    --                         3,000
   Increase of software development cost                                                    --             (          97,881 )
   Increase of deferred expenses                                                            --             (           4,000 )
                                                                              ----------------              ----------------

                                                                            (           23,579)            (         147,474 )
                                                                              ----------------              ----------------

FINANCING ACTIVITIES
   Variation of advances from a shareholder                                 (          630,319)                      607,920
   Addition to long-term debt                                                               --                       134,680
   Repayment of long-term debt                                              (           79,124)                           --
   Net proceeds on issuance of shares                                                  860,897                            --
                                                                              ----------------              ----------------

                                                                                       151,454                       742,600
                                                                              ----------------              ----------------


DECREASE IN CASH                                                            (            6,606)            (          29,916 )

CASH POSITION AT BEGINNING                                                  (           40,314)            (          10,398 )
                                                                              ----------------              ----------------

CASH POSITION AT END                                                    $   (           46,920)       $    (          40,314 )

                                                                              ================              ================

The cash position is represented by bank indebtedness and bank loan.

                                                                              5
LES ENTREPRISES SOFTGUARD INC.

NOTES TO FINANCIAL STATEMENTS
Year ended June 30, 1998




1.       STATUS AND NATURE OF ACTIVITIES

         The Company, incorporated under the Canada Business Corporations Act, is developing computer software and internet services.



2.       SIGNIFICANT ACCOUNTING POLICIES

         Fixed assets

         Fixed assets are accounted for at cost and depreciated according to the following methods and annual rates :

          Computer equipment                  Declining                   30   %
          Computer software                   Declining                   30   %
          Furniture and fixtures              Declining                   20   %
          Office equipment                    Declining                   20   %
          Leasehold improvements              Straight-line               33   %

         Deferred expenses

         Deferred expenses are accounted for at cost and depreciated according to the straight-line method an annual rate of 20 %.



3.       FIXED ASSETS                                                                                    (unaudited)
                                                               Accumulated              1 9 9 8             1 9 9 7
                                             Cost             depreciation                            Net value
                                       ---------------     ---------------      ---------------     ---------------
         Computer equipment            $       110,816     $        52,204      $        58,612      $       59,423
         Computer software                       8,515               4,345                4,170               4,558
         Furniture and fixtures                  7,196               3,068                4,128               5,425
         Office equipment                       14,536               5,193                9,343              11,615
         Leasehold improvements                  6,487               5,406                1,081               3,243
                                       ---------------     ---------------      ---------------     ---------------

                                       $       147,550     $        70,216      $        77,334      $       84,264
                                       ===============     ===============      ===============     ===============



                                                                              6
LES ENTREPRISES SOFTGUARD INC.

NOTES TO FINANCIAL STATEMENTS
Year ended June 30, 1998


                                                                                                         (unaudited)
4.       DEFERRED EXPENSES
                                                               Accumulated              1 9 9 8             1 9 9 7
                                             Cost             depreciation                            Net value
                                       ---------------     ---------------      ---------------     ---------------
         Patent and trademark          $        21,293     $         7,495      $        13,798      $       14,671
         Other                                   4,000                 800                3,200               4,000
                                       ---------------     ---------------      ---------------     ---------------

                                       $        25,293     $         8,295      $        16,998      $       18,671
                                       ===============     ===============      ===============     ===============




5.       BANK LOAN

         Bank loan authorized at $ 25,000, preferential bank rate plus 1 %, renewable in October 1998.



6.       LONG-TERM DEBT

                                                                                        1 9 9 8             1 9 9 7
         Loan,  prime rate plus 3 %,  payable  until  September  1999 by monthly instalments  of $ 2,778,  secured by  equipment,  accounts  receivable, patent and trademark
         with a net book value of $ 424,770                                     $        55,556      $       75,000

         Loan, prime rate plus 2 %, paid-off during the year                                --               59,680

         Advances  from  a  shareholder,  without  interest nor
         repayment terms                                                                    382             630,701
                                                                                ---------------      --------------

                                                                                         55,938             765,381

         Current portion of long-term debt                                               47,222              93,013
                                                                                ---------------      --------------

                                                                                $         8,716      $      672,368
                                                                                ===============      ==============


         Instalments on long-term debt due in each of the next two years are as follows :

                                    1999        $      47,222
                                    2000        $       8,716

                                                                               7
LES ENTREPRISES SOFTGUARD INC.

NOTES TO FINANCIAL STATEMENTS
Year ended June 30, 1998




7.       CAPITAL STOCK

         Authorized

         Unlimited number of Class A common shares, with voting rights, participating, dividend at directors' discretion, without par value.

         Unlimited number of Class B preferred shares, without voting rights, participating, dividend at directors' discretion, redeemable at paid-up capital, without par value.

         Unlimited number of Class C preferred shares, with voting rights of 100
         votes  per  share,   non-   participating,   without  dividend  rights,
         redeemable at paid-up capital, without par value.

         Unlimited number of Class D preferred shares, without voting rights, non-participating, non- cumulative monthly dividend of 1 % on the redemption price, redeemable at paid-up capital, without par value.

         Unlimited number of Class E preferred shares, without voting rights, non-participating, non- cumulative monthly dividend of 0.75 % on the redemption price, redeemable at paid-up capital, without par value.

         Unlimited number of Class F preferred shares, without voting rights, non-participating, cumulative dividend at Canada's Bank prime rate at the beginning of the fiscal year on the redemption price, redeemable at paid-up capital, without par value.


                                                                                        1 9 9 8              1 9 9 7
                                                                                                          (unaudited)
         Issued and fully paid

            1,000,000  Class A common shares                                    $         1,000       $        1,000
            1,300,897  Class D preferred shares (440,000 in 1997)                     1,300,897              440,000
                                                                                ---------------       --------------

                                                                                $     1,301,897       $      441,000
                                                                                ===============       ==============

         Issuance of shares

         During the year, the Company has issued 860,897 Class D shares for a total consideration of $ 860,897.

                                                                              8
LES ENTREPRISES SOFTGUARD INC.

NOTES TO FINANCIAL STATEMENTS
Year ended June 30, 1998




8.       INCOME TAXES

         The Company has accumulated losses for income tax purposes from which the tax benefit is not recorded in the financial statements. These losses are available to reduce income taxes in future years no later than :

                                                  Federal          Provincial
                                          ---------------      --------------

                          June 2003       $       259,594      $      259,594
                          June 2004               491,949             491,949
                          June 2005               215,730             215,730
                                          ---------------      --------------

                                          $       967,273      $      967,273
                                          ===============      ==============


         The Company has also accumulated some scientific research and experimental development expenditures available to reduce income taxes in future years for an amount of $ 265,816 at Federal level and $ 572,122 at Provincial level.



9.       SCIENTIFIC RESEARCH AND EXPERIMENTAL DEVELOPMENT TAX CREDIT

         During the year, the Company claimed research and development tax credit for an amount of $ 119,831, accounted for in reduction of the research and development expenditures in the income statement. This amount has yet to be assessed by the fiscal authorities.



10.      COMMITMENT

         The Company has provided a movable hypothec without delivery in favour of a supplier for an amount of $ 25,000.



11.      FINANCIAL INSTRUMENT

         Interest rate risk

         The Company is exposed to interest rate risk on the bank loan and the long-term debt. Changes in the interest rate of 1 % would not have a significant effect on the net loss, deficit or financial position of the Company.

                                                                             9
LES ENTREPRISES SOFTGUARD INC.

NOTES TO FINANCIAL STATEMENTS
Year ended June 30, 1998




12.      COMPARATIVE FIGURES

         Certain   comparative   figures  of  the  preceeding   year  have  been
         reclassified in order to be conform with the basis of presentation adopted in the current year.

         The financial statements for the year ended June 30, 1997 have been prepared by other chartered accountants, who signed a notice to reader on September 25, 1998.



13.      UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

         The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

AUDITORS' REPORT






To the Shareholders of
LES ENTREPRISES SOFTGUARD INC.


We have audited the statement of income of LES ENTREPRISES SOFTGUARD INC. for the year ended on June 30, 1997. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in this statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation.

In our opinion, this statement present fairly, in all material respects, on June 30, 1997 the results of its operations for the year then ended in accordance with generally accepted accounting principles.






Bourassa Boyer
Chartered Accountants


Vaudreuil-Dorion, March 12, 1999

LES ENTREPRISES SOFTGUARD INC.
INCOME
Year ended June 30, 1997






SALES                                       $                   --
                                                  ----------------

ADMINISTRATIVE EXPENSES
   Salaries and fringe benefits                            138,888
   Consulting                                              124,412
   Travelling and business promotion                        43,159
   Professional fees                                        26,604
   Rent                                                     21,720
   Telephone and communication                              19,592
   Office expenses                                          16,832
   Interest and bank charges                                12,972
   Car expenses                                             12,227
   Interest on long-term debt                               10,966
   Insurance, taxes and licences                             7,949
   Interest on bank loan                                     1,126
   Depreciation of fixed assets                             26,803
   Depreciation of deferred expenses                           173
                                                  ----------------

                                                           463,423
                                                  ----------------


LOSS BEFORE INCOME TAXES                                   463,423

INCOME TAXES                                                    --
                                                  ----------------

NET LOSS                                    $              463,423

                                                  ================